SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (date of earliest event reported): September 25, 2000

                          HOMECOM COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                    0-29204                    58-2153309
(State or Other Jurisdiction of     (Commission               (I.R.S. Employer
Incorporation or Organization       file Number)             Identification No.)

3535 Piedmont Road, Building 14, Atlanta, Georgia                  30305
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code: (404) 237-4646

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ITEM 5. Other Events

     On September 25, William Walker resigned from the Board of Directors of HomeCom Communications, Inc. Mr. Walker's resignation letter stated the unavailability of time for participation as the reason for resignation.


ITEM 7. Financial Statements and Exhibits

(a)  Exhibits

     Exhibit       Description
     -------       -----------

     17.1          Resignation Letter



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1943, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HOMECOM COMMUNICATIONS, INC.
                                         (Registrant)

Date: October 6, 2000                    By: /s/ Harvey Sax
---------------------                    ------------------
                                         Harvey Sax, President and
                                         Chief Executive Officer
                                         (Principal Executive Officer)

                                  Exhibit Index


Exhibit              Description
-------              -----------

17.1                 Resignation Letter